                      [FORM UNDERWRITING AGREEMENT - EQUITY
                        (PRIMARY AND SECONDARY OFFERING)]



                                [      Shares]
                                [Common Stock](1)
                                  ($ Par Value)


                             UNDERWRITING AGREEMENT


        , 200

(1) Form contains language to be modified, as appropriate, for different forms of equity securities.

                             UNDERWRITING AGREEMENT


                                                                           , 200


WARBURG DILLON READ LLC
[Co-Managers],
as Managing Underwriter[s]
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

                , a corporation (the "Company"), proposes to issue and sell and [the persons named in Schedule B annexed hereto (the "Selling Stockholders") propose](2) [_____________ (the "Selling Stockholder") proposes](3) to sell to the underwriters named in Schedule A annexed hereto (the Underwriters) an
aggregate of          shares (the ["Firm](4) Shares") of [Common Stock], $ par
value (the ["Common Stock"]), of the Company, of which          shares are to be
issued and sold by the Company and an aggregate of          shares are to be
sold by the Selling Stockholders in the respective amounts set forth under the caption "Firm Shares" in Schedule B annexed hereto. [In addition, solely for the purpose of covering over-allotments, the [Company proposes/Selling Stockholders propose/Company and the Selling Stockholders propose] to grant to the Underwriters the option to purchase from the [Company/the Selling Stockholders/Company and the Selling Stockholders](5) up to an additional shares of [Common Stock] (the "Additional Shares") [in the respective amounts set forth under the caption "Additional Shares" in Schedule B hereto].(6) The Firm Shares and the Additional

(2) Insert language if more than one Selling Stockholder. Form assumes more than one Selling Stockholder.

(3)     Insert language if one Selling Stockholder.

(4)     Insert language if "green shoe" is utilized.

(5)     Insert appropriate person(s) granting the over-allotment option, if any.

(6) Insert if more than one Selling Stockholder is granting a portion of the over-allotment option.

Shares are hereinafter collectively sometimes referred to as the "Shares."](7) The Shares are described in the Prospectus which is referred to below.

                The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission
(the Commission) a registration statement on Form S- , (File No.    ) including
a prospectus, relating to the Shares [, which incorporates by reference documents which the Company has filed [or will file] in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act")].(8) The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses [and the documents incorporated by reference therein] (each thereof [, including the documents incorporated therein by reference,] being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof [or incorporated by reference therein], and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the Registration Statement, and the prospectus, [including all documents incorporated therein by reference,] in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the Prospectus.

                The Company, the Selling Stockholders and the Underwriters agree as follows:

                1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders, severally and not jointly, agree to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder the respective number of [Firm] Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of [Firm] Shares to be sold by the Company or by such Selling Stockholders, as the case may be, as the number of [Firm] Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto bears to the total number of [Firm] Shares to

(7)     Insert language if "green shoe" is utilized.

(8) Insert language if form of Registration Statement allows documents to be incorporated by reference.

be sold by the Company and the Selling Stockholders, in each case at a purchase
price of $    per Share. The Company and each Selling Stockholder is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the [Firm] Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the [Firm] Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                [In addition, the [Company/Selling Stockholders listed on Schedule B hereto/Company and the Selling Stockholders listed on Schedule B hereto]9 hereby grant[s] to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the [Company/Selling Stockholders listed on Schedule B hereto/Company and the Selling Stockholders listed on Schedule B hereto],(9) ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as you shall determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the [Company/Selling Stockholders listed on Schedule B hereto/Company and the Selling Stockholders listed on Schedule B hereto](9) for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the [Company/Selling Stockholders listed on Schedule B hereto/Company and the Selling Stockholders listed on Schedule B hereto].(9) Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the additional time of purchase); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day(10) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).]

(9)     Insert appropriate person(s) granting the over-allotment option.

(10) As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading. [This footnote actually appears in the Underwriting Agreement.]

                Pursuant to powers of attorney, which shall be satisfactory to
counsel for the Underwriters, granted by each Selling Stockholder,          and
          will act as representatives of the Selling Stockholders. The foregoing representatives (the Representatives of the Selling Stockholders) are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

                2. Payment and Delivery. Payment of the purchase price for the [Firm] Shares shall be made to the Company and each of the Selling Stockholders by Federal Funds wire transfer, against delivery of the certificates for the [Firm] Shares to you through the facilities of the Depository Trust Company
(DTC) for the respective accounts of the Underwriters. Such payment and delivery
shall be made at 10:00 A.M., New York City time, on          , 200 (unless
another time shall be agreed to by you, the Company and the Representatives of the Selling Stockholders or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the [Firm] Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the [Firm] Shares by you, the Company and the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

                [Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the [Company/Selling Stockholders listed on Schedule B hereto/Company and the Selling Stockholders listed on Schedule B hereto](11) agree[s] to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.]

(11)    Insert appropriate person(s) granting the over-allotment option.

                3. Representations and Warranties of the Company.(12) The Company represents and warrants to each of the Underwriters that:

               (a) the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act when the Registration Statement becomes effective, the Registration Statement and the Prospectus will fully comply in all material respects with the provisions of the Act, and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; [the documents incorporated by reference in the Prospectus, at the time they [became effective] were filed with the Commission, complied in all material respects with the requirements of [the Act] the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading] and the Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

               (b) as of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled ["Actual"] in the section of the Registration Statement and the Prospectus entitled ["Capitalization"] and, as of the time of purchase [and the additional time of purchase, as the case may be,] the Company shall have an

(12) If a Selling Stockholder is a "controlling" or "significant" stockholder, that Selling Stockholder may join the Company in making these representations and warranties on a joint and several basis.

        authorized capitalization as set forth under the heading entitled ["As Adjusted"] in the section of the Registration Statement and the Prospectus entitled ["Capitalization"]; all of the issued and outstanding shares of capital stock including [Common Stock] of the Company have been duly and validly authorized and issued and are fully paid and non-assessable , have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

               (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State
        of          , with full power and authority to own, lease and operate
        its properties and conduct its business as described in the Registration Statement;

               (d) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Rules and Regulations) other than ____________ (collectively, the "Subsidiaries"); the Company owns __% of the outstanding common stock of ____________; other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 3(d)) are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

               (e) the Company and each of its subsidiaries (the Subsidiaries) are duly qualified or licensed by and are in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business, condition, prospects or property of the Company and its Subsidiaries, taken as a whole (a "Material Advisory Effect"); and the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

               (f) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, Contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties is bound, and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the charter or by-laws, of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, Contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

               (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms;

               (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

               (i) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable;

               (j) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transaction as contemplated hereby other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc.
        (NASD);

               (k) no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares other than those that have been expressly waived prior to the dates hereof;

               (l) [insert name of Company's accountants], whose report[s] on the consolidated financial statements of the Company and its Subsidiaries [is] are filed with the Commission as part of the Registration Statement and Prospectus, are [each] independent public accountants as required by the Act;

               (m) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could have a Material Adverse Effect;

               (n) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

               (o) there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of its Subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect or consummation of the transaction contemplated hereby;

               (p) the audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

               (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and its Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor its Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

               (r) the Company has obtained the agreement of each of the Selling Stockholders and of [each of its directors and officers and certain of its other stockholders] not to sell, offer to sell, contract to sell, hypothecate grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of [ ] days after the date of the Prospectus;

               (s) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

[ADDITIONAL REPRESENTATIONS TO BE ADDED AS APPROPRIATE - Add additional representations and warranties on particular subsidiaries, franchises, titles to real properties, intellectual property rights, labor, environmental matters, absence of brokerage commission or finder's fees, etc., as appropriate in particular cases].

                4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

               (a) such Selling Stockholder now is and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will be, the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

               (b) such Selling Stockholder has and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

               (c) this Agreement and the Custody Agreement among      , as
        custodian, and the Selling Stockholders (the Custody Agreement) have been duly executed and delivered by such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

               (d) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus, and any supplements or amendments thereto as relate to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (e) such Selling Stockholder has duly and irrevocably authorized the Representatives of the Selling Stockholders, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated thereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto; and

               (f) the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

                5. Certain Covenants of the Company. The Company hereby agrees:

               (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

               (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

               (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

               (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus [including by filing any documents that would be incorporated therein by reference] and to file no such amendment or supplement to which you shall object in writing;

               (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the shares, and to promptly notify you of such filing;

               (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

               (g) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement
        (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or its Subsidiaries [, in each case as soon as __________ communications, documents or information becomes available];

               (h) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used [, or in the information incorporated therein by reference,] so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

               (i) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than _________, 200__;

               (j) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

               (k) to furnish to you [ ](13) signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto [and documents incorporated by reference therein]) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

               (l) to furnish to you as early as practicable prior to the time of purchase [and the additional time of purchase, as the case may be], but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) hereof;

               (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

               (n) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

               (o) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock [or any other Securities of the Company that are substantially similar to Common Stock] or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of [ ] days after the date hereof, without the prior written consent of the WDR; and

               (p) [to use its best efforts to cause [the Common Stock] to be listed on the [ ] Exchange [for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ")].

                6. Certain Covenants of the Company and the Selling Stockholders. The Company and each of the Selling Stockholders agree with each Underwriter as follows:

--------------
(13) One copy for each Managing Underwriter and one copy for counsel for the Underwriters.

               (a) the Company and the Selling Stockholders, in such proportions (aggregating 100%) as the number of Shares to be sold by the Company and by each such Selling Stockholder bears to the total number of Shares or as they otherwise may determine among themselves, will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof or (iii) or (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Shares by the Company and the Selling Stockholders, (iii) the word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information, the Custody Agreement and the Powers of Attorney and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) the filing for review of the public offering of the Shares by the National Association of Securities Dealers, Inc. (the NASD), and
        (vii) the performance of the Company's and the Selling Stockholders' other obligations hereunder; and

               (b) the Company and the Selling Stockholders will not issue, sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or, in the case of the Company, permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of [ ] days after the date of the Prospectus, without the prior written consent of the Managing Underwriter[s].

                7. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 6(a) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

                8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase [(and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be)], the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

               (a) The Company shall furnish to you at the time of purchase [and at the additional time of purchase, as the case may be,] an opinion of [insert name of Company counsel],(14) counsel for the Company, addressed to the Underwriters, and dated the time of purchase [or the additional time of purchase, as the case may be,] with reproduced copies for each of the other Underwriters and in form satisfactory to [insert name of Underwriters' counsel], counsel for the Underwriters, stating that:

                   (i) the Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of , with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                   (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own, lease and operate its respective properties and to conduct its respective business;

                   (iii) the Company and its Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

--------------
(14) If the Company and the Selling Stockholders have the same counsel, there will only be one opinion. This form assumes that the Company and the Selling Stockholders have separate counsel.

                   (iv) this Agreement has been duly authorized, executed and delivered by the Company;

                   (v) the Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be duly and validly and issued and will be fully paid and non-assessable;

                   (vi) the Company has an authorized capitalization as set
               forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid, nonassessable and free of statutory and contractual preemptive rights; the Shares when issued will be free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                   (vii) other than the Subsidiaries, the Company does not own or control, directly or indirectly, any corporation, association or other entity; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

                   (viii) the capital stock of the Company, including the
               Shares, conforms to the description thereof contained in the Registration Statement and Prospectus;

                   (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                   (x) the Registration Statement has become effective under the
               Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                   (xi) no approval, authorization, consent or order of or
               filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares and consummation by the Company of the transaction as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                   (xii) the execution, delivery and performance of this
               Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of or constitute a default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                   (xiii) to the best of such counsel's knowledge, neither the
               Company nor any of its Subsidiaries is in violation of its charter or by-laws or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                   (xiv) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

                   (xv) to the best of such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of its Subsidiaries is subject or of which any of their respective properties, is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

                   (xvi) [the documents incorporated by reference in the
               Registration Statement and Prospectus, when they [became effective] were filed (or, if an amendment with respect to any such document was filed when such amendment was filed) with the Commission, complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion);]

                   (xvii) the Company will not, upon consummation of the
               transactions contemplated by this Agreement, be an "investment company," or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                   (xviii)[such counsel have read the description of the
               Company's business in the Prospectus and the statements in the Prospectus under the captions [Reference Summaries of Applicable FDA Regulation] (the "FDA Portion") and, to the best of such counsel's knowledge, (A) the statements included in the FDA Portion, insofar as such statements summarize provisions of applicable FDA statutes and regulations, are accurate in all material respects and (B) the FDA statutes and regulations summarized in the FDA Portion are the FDA statutes and regulations that are material to the Company's business as described in the Prospectus](15);

                   (xix) such counsel have participated in conferences with
               officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (viii) above), on the basis of the foregoing nothing has come to the attention of such counsel that

-----------------

(15)    Insert if relevant to the Company's business.

               causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase [or additional time of purchase, as the case may be,] contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

               (b) The Selling Stockholders shall furnish to you at the time of purchase [and at the additional time of purchase, as the case may be,]
        an opinion of     , counsel for the Selling Stockholders, addressed to
        the Underwriters, and dated the time of purchase [or the additional time of purchase, as the case may be], with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to [insert name of Underwriters' counsel], counsel for the Underwriters, stating that:

                   (i) this Agreement and the Custody Agreement have been duly executed and delivered by or on behalf of each of the Selling Stockholders;

                   (ii) each Selling Stockholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement;

                   (iii) delivery of certificates for the Shares by each Selling
               Stockholder pursuant hereto will pass valid and marketable title thereto to the Underwriters, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                   (iv) each of the Representatives of the Selling Stockholders has been duly authorized by each Selling Stockholder to execute and deliver on behalf of such Selling Stockholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder; and

                   (v) to the best of such counsel's knowledge, the statements in the Prospectus under the caption ["Principal and Selling Stockholders"] insofar as such state-ments constitute a summary of the matters referred to therein present fairly the information called for with respect to such matters.

               (c) You shall have received from [insert name of auditors], letters dated, respectively, the date of this Agreement and the time of purchase [and additional time of purchase], as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the WDR.

               (d) You shall have received at the time of purchase [and at the additional time of purchase, as the case may be,] the favorable opinion of [insert name of Underwriters' counsel], counsel for the Underwriters, dated the time of purchase [or the additional time of purchase, as the case may be,] as to the matters referred to in subparagraphs (iv), (v),
        (viii) (with respect to the Shares only), (ix) and (x) of paragraph (a) of this Section 8.

               In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to with respect to the Shares under subparagraph (viii) of paragraph (a) of this Section 8), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

               (e) No amendment or supplement to the Registration Statement or Prospectus [, including documents deemed to be incorporated by reference therein,] shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

               (f) The Registration Statement shall become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to

        Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company, the Representatives of the Selling Stockholders and you in writing or by telephone, confirmed in writing; provided, however, that the Company, the Representatives of the Selling Stockholders and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the [Firm] Shares may from time to time agree on a later date.

               (g) Prior to the time of purchase [or the additional time of purchase, as the case may be,] (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
        (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
        (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               (h) Between the time of execution of this Agreement and the time of purchase [or the additional time of purchase, as the case may be,]
        (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

               (i) The Company will, at the time of purchase [or additional time of purchase, as the case may be,] deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of [each] such date, that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the time of purchase [and at or before the additional time of purchase, as the case may be] and the conditions set forth in paragraphs (g) and
        (h) of this Section 8 have been met.

               (j) You shall have received signed letters, dated the date of this Agreement, from each of the Selling Stockholders [and each of the directors and officers of the Company and certain of its other stockholders] to the effect that such persons shall not sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock [or any other securities of the Company that are substantially similar to the Common Stock] for a period of [ ] days after the date of the Prospectus without WDR's prior written consent.

               (k) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase [and the additional time of purchase, as the case may be,] as you may reasonably request.

               (l) The Shares shall have been approved for listing on the Exchange [or listing for quotation on NASDAQ], subject only to notice of issuance at or prior to the time of purchase. [or the additional time of purchase, as the case may be].

               (m) The Selling Stockholders will at the time of purchase [and the additional time of purchase, as the case may be] deliver to you a certificate of the Representatives of the Selling Stockholders to the effect that the representations and the warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date.

               (n) Between the time of execution of this Agreement and the time of purchase [or additional time of purchase, as the case may be], there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company [or any Subsidiary] by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act.

                9. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

                The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the [Firm] Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any in-tended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company [or any Subsidiary] by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act or, if, at any time prior to the time of purchase [or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be,] trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

                If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Representatives of the Selling Stockholders and each other Underwriter shall be notified promptly by letter or telegram.

                If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(a), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

                10. Increase in Underwriters' Commitments. Subject to Sections 8 and 9, if any Underwriter shall default in its obligation to take up and pay for the [Firm] Shares to be purchased by it hereunder (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of
Section 9 hereof) and if the number of [Firm] Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of [Firm] Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the number of [Firm] Shares they are obligated to purchase pursuant to Section 1 hereof) the number of [Firm] Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of [Firm] Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

                Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholders agree with the non-defaulting Underwriters that they will not sell any [Firm] Shares hereunder unless ail of the [Firm] Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

                If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

                If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                11. Indemnity and Contribution.

                (a) The Company and the Selling Stockholders jointly and severally agree to partners, indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Common Law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in [either] such Registration Statement or Prospectus or necessary to make such information not misleading[, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person], unless the failure is the result of non-compliance by the Company with paragraph (h) of Section 5 hereof].(16) [; provided, further, that no Selling Stockholder shall be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims arising out of or based upon such untrue statement or omission or allegation thereof based upon information furnished by any party other than such Selling Stockholder and, in any event, no Selling Stockholder shall be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims for an amount in excess of the proceeds to be received by such Selling Stockholder (before deducting expenses) from the sale of Shares hereunder].(17)

                If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Representatives of the Selling Stockholders in writing of the institution of such Proceeding and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Representative of the Selling Stockholders shall not relieve the Company or any Selling Stockholder from any liability which the Company may have to any Underwriter or any

---------------------

(16)    This language may be inserted if requested by counsel for the Issuer.

(17) If a Selling Stockholder is a "controlling" or "significant" stockholder, this limitation may not apply.

such person or otherwise. Such Underwriter or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such Proceeding or the Company or such Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or such Selling Stockholder, as the case may be, and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company or such Selling Stockholder shall not be liable for any settlement of any such Proceeding effected without its written consent but if settled with the written consent of the Company or such Selling Stockholder, the Company or such Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Stockholder or any such person may incur under the Act, the Exchange Act, or Common Law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by or on behalf of any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or Prospectus or necessary to make such information not misleading.

                If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, such Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter, from any liability which such Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise. The Company, such Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

                (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 11 in respect of any losses, damage, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price is the shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

                (d) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

                (e) The indemnity and contribution agreements contained in this
Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any partners, investigation made by or on behalf of any Underwriter, its directors and officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify each other commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

                12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, N.Y. 10171-0026,
Attention: Syndicate Department, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at ,
Attention: and, if to any of the Selling Stockholders, shall be sufficient in all respects if delivered or sent to the Representatives of the Selling Stockholders at __________, Attention: __________.

                13. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Warburg Dillon Read LLC or any indemnified party. Each of Warburg Dillon Read LLC and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment. [Add the following if the Company is a foreign corporation: The Company hereby appoints, without power of revocation, [specify agent] as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.]

                15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and to the extent provided in Section 11 hereof the controlling persons, directors and officers referred to in Such Section, and their respective successors, assigns, heirs, pursuant representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

                17. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

                18. [Miscellaneous. Warburg Dillon Read LLC, an indirect, wholly owned subsidiary of [ ], is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Warburg Dillon Read LLC. Because Warburg Dillon Read LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by Warburg Dillon Read LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.]

                [A lending affiliate of Warburg Dillon Read LLC may have lending relationships with issuers of securities underwritten or privately placed by Warburg Dillon Read LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Warburg Dillon Read LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Warburg Dillon Read LLC.]

                If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

                                       Very truly yours,

                                       [                  ]


                                       By:
                                          --------------------------------------
                                           Title:


                                       THE SELLING STOCKHOLDERS NAMED IN
                                       SCHEDULE B ATTACHED HERETO


                                       By:
                                          --------------------------------------
                                                       Attorney-in-Fact

Accepted and agreed to as of the date
first above written, on behalf of
[itself] [themselves] and the other
several Underwriters named in Schedule A

WARBURG DILLON READ LLC
[Co-Managers]


By:  WARBURG DILLON READ LLC


By:  _________________________
        Title:


By:  _________________________
        Title:

                                   SCHEDULE A


                                                                    Number of
Underwriter                                                       [Firm] Shares
WARBURG DILLON READ LLC
[Co-Managers]









                                                                ----------------
                 Total.......................
                                                                ================

                                            SCHEDULE B


                                          Number of                   Number of
Selling Stockholders                    [Firm] Shares      Additional Shares(18)





                                        ---------------      -------------------
  Total.......................
                                        ===============      ===================

(18) Insert column if more than one Selling Stockholder is granting a portion of the over-allotment option.

                          Opinion of Patent Counsel.(19)


                shall state that they served as special counsel to the Company with respect to patents and proprietary rights, and shall opine that:

                1. To the best of such counsel's knowledge and belief, the statements in the Registration Statement and the Prospectus under the captions are accurate and complete statements or summaries of the matters therein set forth. Nothing has come to such counsel's attention that causes them to believe that the above-described portions of the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                2. To the best of such counsel's knowledge and belief, (a) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and (b) no such proceedings are threatened or contemplated by governmental authorities or others.

                3. Such counsel does not know of any contracts or other documents, relating to the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials, of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, that are not filed or described as required.

                4. To the best of such counsel's knowledge and belief, (a) the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks or other proprietary information or materials of others, and (b) there are no infringements by others of any of the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials which in such counsel's judgment could affect materially the use thereof by the Company.

                5. Such counsel has no knowledge of any facts which would preclude the Company from having valid license rights or clear title to the patents referenced in the Prospectus. Such counsel has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets necessary to conduct the business

(19)    For use when appropriate.

now conducted or proposed to be conducted by the Company as described in the Prospectus, except as described in the Prospectus. Counsel is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the Company's patents and other material property and assets.

                6. Such counsel is not aware of any material fact with respect to the patent applications of the Company presently on file that (a) would preclude the issuance of patents with respect to such applications, or (b) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

                7. (a) Though such counsel has not verified the accuracy or completeness of the statements contained in the Prospectus, nothing has come to the attention of such counsel that causes them to believe that, such Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the time of purchase, or additional time of purchase, as the case may be, the Prospectus (a) under the caption , and (b) under the caption , contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                Such counsel may state that, in rendering their opinion, they have relied on certain factual representations of the Company and that they have not independently verified the accuracy and completeness of such representations.